UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2010 (November 18, 2010)
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01	Entry into a Material Definitive Agreement.
     On November 18, 2010, EOG Resources, Inc. (EOG) entered into an underwriting agreement (Underwriting Agreement) with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters identified therein relating to the sale of $400 million aggregate principal amount of EOG’s 2.500% Senior Notes due 2016 (2016 Notes), $750 million aggregate principal amount of EOG’s 4.100% Senior Notes due 2021 (2021 Notes) and $350 million aggregate principal amount of EOG’s Floating Rate Senior Notes due 2014 (together with the 2016 Notes and the 2021 Notes, the Notes), subject to the terms and conditions therein. The Underwriting Agreement contains customary representations and warranties on EOG’s part. The Underwriting Agreement also contains customary indemnification and contribution provisions whereby EOG and the underwriters have agreed to indemnify each other against certain liabilities. The offering of the Notes pursuant to the Underwriting Agreement is expected to close on November 23, 2010. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
     EOG is offering the Notes pursuant to a Prospectus Supplement dated November 18, 2010, which was filed with the Securities and Exchange Commission on November 22, 2010 and which forms part of EOG’s shelf registration statement on Form S-3 (Registration No. 333-163947). The Notes will be issued under an indenture, dated as of May 18, 2009, by and between EOG, as issuer, and Wells Fargo Bank, NA, as trustee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

*1.1	Underwriting Agreement, dated November 18, 2010, by and among EOG, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Fulbright & Jaworski L.L.P. dated November 18, 2010.

*12.1	Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.

*23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1).

*	Exhibits filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: November 22, 2010	By:	/s/ Timothy K. Driggers
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
*1.1	Underwriting Agreement, dated November 18, 2010, by and among EOG, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Fulbright & Jaworski L.L.P. dated November 18, 2010.

*12.1	Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.

*23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1).

*	Exhibits filed herewith